Note 12 - Redeemable Non-controlling Interests (Tables)	12 Months Ended
Dec. 31, 2017
Notes Tables
Redeemable Noncontrolling Interest [Table Text Block]
	2017	2016

Balance, January 1	$134,803	$139,592
RNCI share of earnings	16,497	15,943
RNCI redemption increment	22,583	3,521
Distributions paid to RNCI	(12,870)	(14,428)
Purchases of interests from RNCI, net	(31,782)	(9,825)
RNCI recognized on business acquisitions	16,258	-
Balance, December 31	$145,489	$134,803